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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 11, 2002

                           FRIEDE GOLDMAN HALTER, INC.
                            (AS DEBTOR IN POSSESSION)
             (Exact name of registrant as specified in its charter)

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
         Mississippi                              0-22595                              72-1362492
(State or other jurisdiction of            (Commission File Number)        (I.R.S. Employer Identification No.)
 incorporation or organization)

                          13085 Industrial Seaway Road
                           Gulfport, Mississippi 39503
                              (Address of principal
                                executive offices
                                  and zip code)

                                 (228) 896-0029
                         (Registrant's telephone number,
                              including area code)




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Item 2. Disposition of Assets

     On May 24, 2002, the Board of Directors of Friede Goldman Halter, Inc. (FGH: FGHLQ) announced that United Heavy B.V., a division of United Heavy Machinery, had purchased the Naval Architecture and Marine Engineering business unit, Friede & Goldman Ltd., from Friede Goldman Halter, Inc. (OTCBB: FGHLQ) for a sum of $15 million.

     For additional information, reference is made to the Press Release dated May 24, 2002, a copy of which is attached as an exhibit hereto.

Item 7. Financial Statements and Exhibits

        (c)

        Exhibit 99.1      Press Release of Registrant dated May 24, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FRIEDE GOLDMAN HALTER, INC.

Date: June 11, 2002

                                By: /s/ T. Jay Collins
                                   -------------------------------------------
                                   T. Jay Collins
                                   Chief Executive Officer

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                                  EXHIBIT INDEX


         Exhibit No.              Description
         -----------              -----------

         *99.1                    Press Release of Registrant dated May 24, 2002



-------------------
* Filed herewith.

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